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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           -------------------------

                                    FORM 8-K
                           -------------------------

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) September 30, 1998

                         EQUITY OFFICE PROPERTIES TRUST
             (Exact Name of Registrant as Specified in Its Charter)

               MARYLAND                          1-13115                       36-4151656
    (State or Other Jurisdiction of      (Commission File Number)  (IRS Employer Identification No.)
     Incorporation or Organization)

       TWO NORTH RIVERSIDE PLAZA                                                 60606
     SUITE 2200, CHICAGO ILLINOIS                                              (Zip Code)
    (Address of Principal Executive
               Offices)

                                 (312) 466-3300
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report)

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

ITEM 5. OTHER EVENTS

     On September 18, 1998, the Board of Trustees (the "Board") of Equity Office Properties Trust (the "Company") approved Amendment No. 3 to the Company's Amended and Restated 1997 Share Option and Share Award Plan (the "Plan"). Amendment No. 3 to the Plan clarifies when restrictions on certain awards under the Plan lapse upon termination, restates the section of the Plan which addresses the Expiration Date (as defined in the Plan) and provides for the acceleration of the vesting schedule of Options or Shares subject thereto under certain circumstances.

     A copy of the Plan, including Amendment Nos. 1, 2 and 3 is attached hereto as Exhibit 99.1. All capitalized terms used in this report but not otherwise defined herein have the meanings ascribed to such terms in the attached Plan.

     On September 18, 1998, the Board approved Amendment No. 2 to the Company's Bylaws, which specifies the authority granted to the Executive Committee of the Board. A copy of the Amended Bylaws, including Amendment No. 2, is attached hereto as Exhibit 3.2.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (a) Financial Statements

    EXHIBIT
    NUMBER     EXHIBIT
    -------    -------
       3.2     Amended Bylaws of Equity Office Properties Trust, including
               Amendment No. 1 and Amendment No. 2 to the Bylaws effective
               May 15, 1998 and September 18, 1998, respectively.
      99.1     Amended and Restated Equity Office Properties Trust 1997
               Share Option and Share Award Plan (as Amended and Restated
               effective July 1, 1997), including Amendment No. 1 and
               Amendment No. 2 to the Plan, each effective May 15, 1998;
               and Amendment No. 3 to the Plan effective September 18,
               1998.

                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          EQUITY OFFICE PROPERTIES TRUST

Date: September 30, 1998                  By: /s/ STANLEY M. STEVENS

                                            ------------------------------------
                                            Stanley M. Stevens
                                            Executive Vice President,
                                            Chief Legal Counsel and Secretary

                         EQUITY OFFICE PROPERTIES TRUST

               PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS
              AS OF AND FOR THE SIX MONTHS ENDED JUNE 30, 1998 AND
                      FOR THE YEAR ENDED DECEMBER 31, 1997
                                  (UNAUDITED)

     Capitalized terms used herein are as defined in the Company's Annual Report on Form 10-K, as amended by Form 10-K/A, for the year ended December 31, 1997 and the Company's Form 10-Q for the six months ended June 30, 1998.

     The accompanying unaudited Pro Forma Condensed Combined Balance Sheet as of June 30, 1998 reflects the following transactions which all occurred or are expected to occur subsequent to June 30, 1998: (a) the acquisition or probable acquisition of 14 office properties; (b) the purchase of a mortgage receivable for $245.0 million; and (c) the $50.0 million investment in preferred shares of Capital Trust.

     The accompanying unaudited Pro Forma Condensed Combined Statement of Operations for the six months ended June 30, 1998 reflects the following transactions as if they had occurred on January 1, 1998: (a) the acquisition of 13 office properties, and one parking facility, acquired during the six months ended June 30, 1998; (b) the acquisition of 10 office properties, acquired between July 1, 1998 and July 29, 1998; (c) the purchase of the remaining partnership interests in one of the Company's unconsolidated joint ventures; (d) the probable acquisition of four office properties; (e) the purchase of a mortgage receivable for $245.0 million; (f) the $50.0 million investment in preferred shares of Capital Trust; (g) the February 1998 Notes Offering; (h) the Series B Preferred Shares Offering; (i) the increase in the $600 Million Credit Facility to $1.0 billion; (j) the UIT Offering; and (k) the June 1998 Notes Offering.

     The accompanying unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 1997 reflects the following transactions as if they had occurred on January 1, 1997: (a) the acquisition of 66 office properties, including 20 office properties acquired by Beacon prior to the Beacon Merger, and seven parking facilities, including an interest in four parking facilities, acquired during the year ended December 31, 1997; (b) the disposition of three office properties; (c) the $180 million private debt offering (the "$180 Million Notes Offering") which occurred on September 3, 1997; (d) the transactions that occurred in connection with the consolidation of the entities which comprise the predecessors ("Equity Office Predecessors") of the Company (the "Consolidation") and the initial public offering (the "IPO"), which closed on July 11, 1997, and the decrease in interest expense resulting from the use of the net proceeds for the repayment of mortgage debt; (e) the net change in interest expense from draws on the $1.5 Billion Credit Facility used to refinance existing mortgage debt; (f) the Beacon Merger; (g) the acquisition of 23 office properties and one parking facility acquired between January 1, 1998 and July 29, 1998; (h) the purchase of the remaining partnership interest in one of the Company's unconsolidated joint ventures; (i) the probable acquisition of four office properties; (j) the purchase of a mortgage receivable for $245.0 million; (k) the $50.0 million investment in preferred shares of Capital Trust; (l) the February 1998 Notes Offering; (m) the Series B Preferred Shares Offering; (n) the increase in the $600 Million Credit Facility to $1.0 billion; (o) the UIT Offering; and (p) the June 1998 Notes Offering.

     The accompanying unaudited pro forma condensed combined financial statements have been prepared by management of the Company and do not purport to be indicative of the results which would actually have been obtained had the transactions described above been completed on the dates indicated or which may be obtained in the future. The pro forma condensed combined financial statements should be read in conjunction with the accompanying notes to the pro forma condensed combined financial statements as of and for the six months ended June 30, 1998 and the year ended December 31, 1997, included elsewhere herein.

                         EQUITY OFFICE PROPERTIES TRUST

                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                 JUNE 30, 1998
                                  (UNAUDITED)
                                 (IN THOUSANDS)

                                                                1998 ACQUIRED
                                             EQUITY OFFICE      PROPERTIES AND                      EQUITY OFFICE
                                            PROPERTIES TRUST       PROBABLE       CAPITAL TRUST    PROPERTIES TRUST
                                               HISTORICAL        ACQUISITIONS      INVESTMENT         PRO FORMA
                                            ----------------    --------------    -------------    ----------------
                                                                     (A)               (B)
ASSETS
  Investment in real estate, net........      $12,217,747         $  925,830         $    --         $13,143,577
  Cash and cash equivalents.............           52,751            (40,000)             --              12,751
  Rents and other receivables...........           84,258                 --              --              84,258
  Escrow deposits and restricted cash...           31,713                 --              --              31,713
  Investments in unconsolidated joint
     ventures and mortgage
     receivables........................          350,022            281,000              --             631,022
  Other assets..........................          138,643                 --          50,000             188,643
                                              -----------         ----------         -------         -----------
          TOTAL ASSETS..................      $12,875,134         $1,166,830         $50,000         $14,091,964
                                              ===========         ==========         =======         ===========
LIABILITIES AND SHAREHOLDERS' EQUITY
  Mortgage debt.........................      $ 2,112,024         $  279,844         $    --         $ 2,391,868(C)
  Unsecured notes.......................        2,459,481                 --              --           2,459,481(C)
  Lines of credit.......................          367,944            652,072          50,000           1,070,016(C)
  Distribution payable..................           92,951                 --              --              92,951
  Other liabilities.....................          348,142             31,230              --             379,372
                                              -----------         ----------         -------         -----------
          TOTAL LIABILITIES.............        5,380,542            963,146          50,000           6,393,688
  Minority interests:
     Operating Partnership..............          718,806            203,684              --             922,490
     Partially owned properties.........           29,695                 --              --              29,695
  Preferred Shares (100,000 authorized
     and 14,000 issued).................          500,000                 --              --             500,000
  Common Shares.........................            2,521                 --              --               2,521
  Additional paid in capital............        6,243,570                 --              --           6,243,570
                                              -----------         ----------         -------         -----------
          TOTAL LIABILITIES AND
            SHAREHOLDERS' EQUITY........      $12,875,134         $1,166,830         $50,000         $14,091,964
                                              ===========         ==========         =======         ===========

                         EQUITY OFFICE PROPERTIES TRUST

              PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 1998
                                  (UNAUDITED)
                                 (IN THOUSANDS)

                                                 1998 ACQUIRED
                               EQUITY OFFICE     PROPERTIES AND   FEBRUARY 1998      SERIES B                     JUNE 1998
                              PROPERTIES TRUST      PROBABLE          NOTES          PREFERRED        UIT           NOTES
                                 HISTORICAL       ACQUISITIONS      OFFERING         OFFERING       OFFERING      OFFERING
                              ----------------   --------------   -------------      ---------      --------      ---------
                                    (D)               (Q)
Revenues:
 Rental.....................      $597,901          $ 86,139          $  --           $    --        $  --         $    --
 Tenant reimbursements......       108,743            15,923             --                --           --              --
 Parking....................        44,607             3,198             --                --           --              --
 Other......................        13,640             1,114             --                --           --              --
 Fees from noncombined
   affiliates...............         2,664                --             --                --           --              --
 Interest...................         6,209                --             --                --           --              --
                                  --------          --------          -----           -------        -----         -------
       Total revenues.......       773,764           106,374             --                --           --              --
                                  --------          --------          -----           -------        -----         -------
Expenses:
 Property operating.........       276,907            36,355             --                --           --              --
 Interest...................       150,030            56,047            508(R)         (2,774)(S)     (760)(U)       1,966(V)
 Depreciation...............       133,430            21,651             --                --           --              --
 Amortization...............         2,747                --             --                --           --              --
 General and
   administrative...........        28,440                --             --                --           --              --
                                  --------          --------          -----           -------        -----         -------
                                   591,554           114,053            508            (2,774)        (760)          1,966
                                  --------          --------          -----           -------        -----         -------
Income before allocation to
 minority interests, income
 from investment in
 unconsolidated joint
 ventures and mortgage
 receivables................       182,210            (7,679)          (508)            2,774          760          (1,966)
Minority interests:
   Operating Partnership....       (17,026)           (3,645)            63               (73)         (95)            245
   Partially owned
     properties.............        (1,036)               --             --                --           --              --
Income from investment in
 unconsolidated joint
 ventures and mortgage
 receivables................         5,026             2,718             --                --           --              --
                                  --------          --------          -----           -------        -----         -------
Net income from continuing
 operations.................       169,174            (8,606)          (445)            2,701          665          (1,721)
                                  --------          --------          -----           -------        -----         -------
Preferred dividends.........       (14,703)               --             --            (2,188)(T)       --              --
                                  --------          --------          -----           -------        -----         -------
Net income available for
 Common Shares..............      $154,471          $ (8,606)         $(445)          $   513        $ 665         $(1,721)
                                  ========          ========          =====           =======        =====         =======
Net income available per
 weighted average Common
 Share Outstanding
 (Basic)....................
Weighted Average Common
 Shares Outstanding
 (Basic)....................
Net income available per
 weighted average Common
 Share Outstanding
 (Diluted)..................
Weighted Average Common
 Shares Outstanding
 (Diluted)..................


                               CAPITAL      EQUITY OFFICE
                                TRUST      PROPERTIES TRUST
                              INVESTMENT      PRO FORMA
                              ----------   ----------------
                                 (W)
Revenues:
 Rental.....................    $   --         $684,040
 Tenant reimbursements......        --          124,666
 Parking....................        --           47,805
 Other......................        --           14,754
 Fees from noncombined
   affiliates...............        --            2,664
 Interest...................     2,063            8,272
                                ------         --------
       Total revenues.......     2,063          882,201
                                ------         --------
Expenses:
 Property operating.........        --          313,262
 Interest...................     1,625          206,642
 Depreciation...............        --          155,081
 Amortization...............        --            2,747
 General and
   administrative...........        --           28,440
                                ------         --------
                                 1,625          706,172
                                ------         --------
Income before allocation to
 minority interests, income
 from investment in
 unconsolidated joint
 ventures and mortgage
 receivables................       438          176,029
Minority interests:
   Operating Partnership....       (55)         (20,585)(X)
   Partially owned
     properties.............        --           (1,036)
Income from investment in
 unconsolidated joint
 ventures and mortgage
 receivables................        --            7,744
                                ------         --------
Net income from continuing
 operations.................       383          162,152
                                ------         --------
Preferred dividends.........        --          (16,891)
                                ------         --------
Net income available for
 Common Shares..............    $  383         $145,261
                                ======         ========
Net income available per
 weighted average Common
 Share Outstanding
 (Basic)....................                   $   0.58
                                               ========
Weighted Average Common
 Shares Outstanding
 (Basic)....................                    252,078
                                               ========
Net income available per
 weighted average Common
 Share Outstanding
 (Diluted)..................                   $   0.57
                                               ========
Weighted Average Common
 Shares Outstanding
 (Diluted)..................                    289,242
                                               ========

                         EQUITY OFFICE PROPERTIES TRUST

              PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1997
                                  (UNAUDITED)

                               EQUITY                                                                                   BEACON
                               OFFICE                                                                     BEACON        MERGER
                             PROPERTIES      1997                                    CONSOLIDATION      PROPERTIES        AND
                               TRUST       ACQUIRED                   FINANCING         AND IPO         CORPORATION   HISTORICAL
                             HISTORICAL   PROPERTIES   DISPOSITIONS   ACTIVITY        ADJUSTMENTS       HISTORICAL    ADJUSTMENTS
                             ----------   ----------   ------------   ---------      -------------      -----------   -----------
                                (D)          (E)           (F)                                              (L)
                                                                        (IN THOUSANDS)
Revenues:
  Rental...................   $570,379     $245,032      $(5,645)     $     --         $  8,983 (H)      $299,196       $5,834(M)
  Tenant reimbursements....    106,437       54,560          (62)           --               --            39,856           --
  Parking..................     47,051       17,229         (573)           --               --                --           --
  Other....................      9,863        4,307         (431)           --               --            11,907           --
  Fees from noncombined
    affiliates.............      4,950           --                         --               --             3,090           --
  Interest/dividends.......     13,392           69           --            --               --            10,067           --
                              --------     --------      -------      --------         --------          --------       ------
         Total revenues....    752,072      321,197       (6,711)           --            8,983           364,116        5,834
                              --------     --------      -------      --------         --------          --------       ------
Expenses:
  Property operating.......    282,964      124,069       (2,710)           --               --           107,905           --
  Interest.................    164,105       94,782          (36)       16,606(G)       (27,042)(I)        52,344          943(N)
  Depreciation.............    122,074       56,550       (2,071)           --            2,737 (J)        65,034        5,374(O)
  Amortization.............      7,357           --          (54)           --               --             4,209           --
  General and
    administrative.........     34,891        2,185         (283)           --            1,800 (K)        37,455           --(P)
                              --------     --------      -------      --------         --------          --------       ------
                               611,391      277,586       (5,154)       16,606          (22,505)          266,947        6,317
                              --------     --------      -------      --------         --------          --------       ------
Income before allocation to
  minority interests,
  income from investment in
  unconsolidated joint
  ventures and mortgage
  receivables..............    140,681       43,611       (1,557)      (16,606)          31,488            97,169         (483)
Minority interests:
  Operating Partnership....     (7,010)          --           --            --          (13,170)          (12,021)       2,305
  Partially owned
    properties.............     (1,701)          --           --            --               --                --           --
Income from investment in
  unconsolidated joint
  ventures and mortgage
  receivables..............      5,155        1,581                         --               --             6,087
                              --------     --------      -------      --------         --------          --------       ------
Net income from continuing
  operations...............    137,125       45,192       (1,557)      (16,606)          18,318            91,235        1,822
                              --------     --------      -------      --------         --------          --------       ------
Preferred dividends........       (649)      (7,962)                        --               --            (9,349)          --
                              --------     --------      -------      --------         --------          --------       ------
Net income available to
  Common Shares............   $136,476     $ 37,230      $(1,557)     $(16,606)        $ 18,318          $ 81,886       $1,822
                              ========     ========      =======      ========         ========          ========       ======
Net income available per
  weighted average Common
  Share Outstanding
  (Basic)..................
Weighted Average Common
  Shares Outstanding
  (Basic)..................
Net income available per
  weighted average Common
  Share Outstanding
  (Diluted)................
Weighted Average Common
  Shares Outstanding
  (Diluted)................

                         EQUITY OFFICE PROPERTIES TRUST

              PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1997
                                  (UNAUDITED)
                                 (IN THOUSANDS)

                                 1998 ACQUIRED    FEBRUARY                                       JUNE
                                 PROPERTIES AND     1998        SERIES B                         1998         CAPITAL
                                    PROBABLE       NOTES        PREFERRED         UIT           NOTES          TRUST
                                  ACQUISITIONS    OFFERING      OFFERING        OFFERING       OFFERING      INVESTMENT
                                 --------------   --------      ---------       --------       --------      ----------
                                      (Q)                                                                       (W)
Revenues:
  Rental.......................     $197,771      $    --       $      --      $       --       $  --          $   --
  Tenant reimbursements........       34,782           --              --              --          --              --
  Parking......................        7,449           --              --              --          --              --
  Other........................        3,113           --              --              --          --              --
  Fees from noncombined
    affiliates.................           --           --              --              --          --              --
  Interest.....................           --           --              --              --          --           4,125
                                    --------      -------       ---------      ----------       -----          ------
        Total revenues.........      243,115           --              --              --          --           4,125
                                    --------      -------       ---------      ----------       -----          ------
Expenses:
  Property operating...........       88,447           --              --              --          --              --
  Interest.....................      128,300        3,735(R)      (19,976)(S)      (3,040)(U)     479(V)        3,450
  Depreciation.................       47,915           --              --              --          --              --
  Amortization.................           --           --              --              --          --              --
  General and administrative...           --           --              --              --          --              --
                                    --------      -------       ---------      ----------       -----          ------
                                     264,662        3,735         (19,976)         (3,040)        479           3,450
                                    --------      -------       ---------      ----------       -----          ------
Income before allocation to
  minority interests, income
  from investment in
  unconsolidated joint ventures
  and mortgage receivables.....      (21,547)      (3,735)         19,976           3,040        (479)            675
Minority interests:
    Operating Partnership......       (3,806)         468            (530)           (381)         60             (85)
    Partially owned
      properties...............           --           --              --              --          --              --
Income from investment in
  unconsolidated joint ventures
  and mortgage receivables.....        2,783           --              --              --          --              --
                                    --------      -------       ---------      ----------       -----          ------
Net income from continuing
  operations...................      (22,570)      (3,267)         19,446           2,659        (419)            590
                                    --------      -------       ---------      ----------       -----          ------
Preferred dividends............           --           --         (15,750)(T)          --          --              --
                                    --------      -------       ---------      ----------       -----          ------
Net income available for Common
  Shares.......................     $(22,570)     $(3,267)      $   3,696      $    2,659       $(419)         $  590
                                    ========      =======       =========      ==========       =====          ======
Net income available per
  weighted average Common Share
  Outstanding (Basic)..........
Weighted Average Common Shares
  Outstanding (Basic)..........
Net income available per
  weighted average Common Share
  Outstanding (Diluted)........
Weighted Average Common Shares
  Outstanding (Diluted)........


                                  EQUITY OFFICE
                                 PROPERTIES TRUST
                                    PRO FORMA
                                 ----------------

Revenues:
  Rental.......................     $1,321,550
  Tenant reimbursements........        235,573
  Parking......................         71,156
  Other........................         28,759
  Fees from noncombined
    affiliates.................          8,040
  Interest.....................         27,653
                                    ----------
        Total revenues.........      1,692,731
                                    ----------
Expenses:
  Property operating...........        600,675
  Interest.....................        414,650
  Depreciation.................        297,613
  Amortization.................         11,512
  General and administrative...         76,048
                                    ----------
                                     1,400,498
                                    ----------
Income before allocation to
  minority interests, income
  from investment in
  unconsolidated joint ventures
  and mortgage receivables.....        292,233
Minority interests:
    Operating Partnership......        (34,170)(X)
    Partially owned
      properties...............         (1,701)
Income from investment in
  unconsolidated joint ventures
  and mortgage receivables.....         15,606
                                    ----------
Net income from continuing
  operations...................        271,968
                                    ----------
Preferred dividends............        (33,710)
                                    ----------
Net income available for Common
  Shares.......................     $  238,258
                                    ==========
Net income available per
  weighted average Common Share
  Outstanding (Basic)..........     $     0.95
                                    ==========
Weighted Average Common Shares
  Outstanding (Basic)..........        251,156
                                    ==========
Net income available per
  weighted average Common Share
  Outstanding (Diluted)........     $     0.94
                                    ==========
Weighted Average Common Shares
  Outstanding (Diluted)........        289,136
                                    ==========

                         EQUITY OFFICE PROPERTIES TRUST

                             NOTES TO THE PRO FORMA
                    CONDENSED COMBINED FINANCIAL STATEMENTS
                             (DOLLARS IN THOUSANDS)

A. To reflect the following acquisitions during the period from July 1, 1998 to July 29, 1998 and the Probable Acquisitions:

                                                                                  LIABILITIES    VALUE
                                                           PURCHASE      CASH       ASSUMED     OF UNITS
                PROPERTY                  DATE ACQUIRED     PRICE        PAID      OR ISSUED     ISSUED
                --------                  -------------    --------      ----     -----------   --------
Northland Plaza.........................  July 2, 1998        47,000     47,000          --           --
Miller Global Portfolio.................  July 15, 1998      125,003     73,938      51,065
Second and Spring.......................  July 29, 1998       19,374     15,000          --        4,374
Worldwide Plaza.........................  (1)                584,453     74,069     311,074      199,310
Colonnade I, II and III.................  (2)                150,000    150,000          --           --
                                                          ----------   --------    --------     --------
     Total investment in real estate....                     925,830    360,007     362,139      203,684
Park Avenue Tower.......................  July 15, 1998      245,000    245,000          --           --
Worldwide Plaza.........................  (1)                 36,000     36,000          --           --
                                                          ----------   --------    --------     --------
     Total investment in unconsolidated
       joint ventures and mortgage
       receivables......................                     281,000    281,000          --           --
                                                          ----------   --------    --------     --------
     Total..............................                  $1,206,830   $641,007    $362,139     $203,684
                                                          ==========   ========    ========     ========

-------------------------
(1) The Company's probable acquisition of Worldwide Plaza will consist of 100% ownership of a 47-story office tower and a $36.0 million investment in an adjacent mixed-use facility. The $578 million purchase price contained in the purchase agreement has been adjusted for these purposes in order to consist of the following: (i) the assumption of a $268.6 million mortgage with an estimated mark to market adjustment of $11.2 million; (ii) the assumption of a deferred real estate tax liability with a present value of approximately $31.2 million (approximately 66% of which the Company expects to collect from tenants in the form of recoverable costs); (iii) the issuance of 6,861,166 Units with an estimated fair value of $171.9 million based on a fair value of $25.05 per unit; (iv) the issuance of a put option on the Units with an estimated fair value of $27.4 million; and (v) a cash payment of approximately $110.1 million.

(2) Probable Acquisition

B. On July 29, 1998, the Company completed the purchase of 50,000 shares of Capital Trust 8.25% Step Up Convertible Preferred Securities, for $50 million, in a private placement.

C. Scheduled payments of principal on total indebtedness for each of the next five years and thereafter, on a pro forma basis are as follows:

1998........................................................    $  213,886
1999........................................................        52,908
2000........................................................       158,451
2001........................................................     1,414,005
2002........................................................       319,583
Thereafter..................................................     3,745,140
                                                                ----------
     Subtotal...............................................     5,903,973
Net premium (net of accumulated amortization of $2.1
  million)..................................................        17,392
                                                                ----------
          Total.............................................    $5,921,365
                                                                ==========

D. Represents the consolidated historical statement of operations of the Company for the six months ended June 30, 1998 for the Pro Forma Condensed Combined Statement of Operations for the six months

                         EQUITY OFFICE PROPERTIES TRUST

                             NOTES TO THE PRO FORMA
              CONDENSED COMBINED FINANCIAL STATEMENTS  (CONTINUED)
                             (DOLLARS IN THOUSANDS)

    ended June 30, 1998 and the combined historical statements of operations of the Company for the period from July 11, 1997 to December 31, 1997 and Equity Office Predecessors for the period from January 1, 1997 to July 10, 1997, for the Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 1997.

E. To reflect the operations and the depreciation expense for properties acquired in 1997 for the period from January 1, 1997 through the date of acquisition. Interest expense was also adjusted, where applicable, to a full year, for the year ended December 31, 1997.

                                                                                         NOTE
                          PROPERTY                                 DATE ACQUIRED       REFERENCE
                          --------                                 -------------       ---------
177 Broad Street............................................    January 29, 1997
Biltmore Apartments.........................................    January 29, 1997
Preston Commons.............................................    March 21, 1997
Oakbrook Terrace Tower......................................    April 16, 1997
50% Interest in Civic Parking, L.L.C........................    April 16, 1997
One Maritime Plaza..........................................    April 21, 1997
10880 Wilshire Boulevard....................................    April 23, 1997            (1)
Smith Barney Tower..........................................    April 29, 1997
201 Mission Street..........................................    April 30, 1997
Centerpointe I and II.......................................    April 30, 1997            (1)
Westbrook Corporate Center..................................    May 23, 1997              (1)
225 Franklin Street.........................................    June 4, 1997              (1)
30 N. LaSalle...............................................    June 13, 1997
Sunnyvale Business Center...................................    July 1, 1997              (1)
Adams -- Wabash Parking Facility............................    August 11, 1997
Columbus America Properties.................................    September 3, 1997
Civic Opera Building........................................    October 1, 1997           (1)
Prudential Properties.......................................    October 1, 1997
550 South Hope Street.......................................    October 6, 1997
10 & 30 South Wacker Drive..................................    October 7, 1997
Acorn Properties............................................    October 7, 1997
200 West Adams..............................................    October 8, 1997           (1)
One Lafayette Centre........................................    October 17, 1997
Lakeside Office Park........................................    October 20, 1997          (1)
Acorn Properties............................................    November 21, 1997
PPM Properties..............................................    November 24, 1997
LaSalle Office Plaza........................................    November 25, 1997
Stanwix Parking Facility....................................    November 25, 1997
101 North Wacker............................................    December 11, 1997         (1)
Wright Runstad Properties...................................    December 17, 1997
Wright Runstad Associates Limited Partnership...............    December 17, 1997

-------------------------
(1) Represents properties acquired during 1997 by Beacon prior to the Beacon Merger.

     The depreciation adjustment of $56.6 million in the "1997 Acquired Properties" column in the statement of operations for the year ended December 31, 1997, is based on the cost to acquire the above listed properties, assuming that 10% of the purchase price is allocated to land and the depreciable lives are 40 years. Depreciation is computed using the straight-line method.

                         EQUITY OFFICE PROPERTIES TRUST

                             NOTES TO THE PRO FORMA
              CONDENSED COMBINED FINANCIAL STATEMENTS  (CONTINUED)
                             (DOLLARS IN THOUSANDS)

F. To eliminate the operations of Barton Oaks Plaza II, Westlakes Office Park and 8383 Wilshire for the year ended December 31, 1997. Barton Oaks Plaza II was sold in January 1997 and Westlakes Office Park and 8383 Wilshire were sold in May 1997.

G. To reflect the additional interest expense on debt obtained in the year ended December 31, 1997 on properties acquired before 1997 and to reflect the $180 Million Notes Offering which occurred on September 3, 1997, and the resulting paydown of the revolving credit facility, and to reflect the $235.3 million of mortgage indebtedness repaid from draws on the $1.5 Billion Credit Facility and the repayment of the revolving credit facility balance. The adjustment also eliminates amortization expense recorded on the mark-to-market adjustment on debt repaid from draws on the $1.5 Billion Credit Facility and reflects amortization related to the fees associated with the $1.5 Billion Credit Facility for the year ended December 31, 1997, as follows:

    Additional interest from debt obtained during 1997 on
      properties acquired before 1997...........................  $ 1,042
    Additional interest on $180 Million Notes Offering..........    9,218
    Additional interest on $1.5 Billion Credit Facility.........   24,126
    Decrease in interest from repayment of mortgage
      indebtedness..............................................  (13,263)
    Decrease in interest from repayment of the revolving credit
      facility..................................................   (8,052)
    Amortization of fees associated with the $1.5 Billion Credit
      Facility..................................................    5,018
    Eliminate amortization expense recorded on mark to market
      adjustment on debt repaid with the $1.5 Billion Credit
      Facility..................................................   (1,483)
                                                                  -------
    Total.......................................................  $16,606
                                                                  =======

H. To reflect the adjustment for the straight-line effect of scheduled rent increases, assuming the Consolidation and the IPO closed on January 1, 1997.

I. To reflect the net decrease in interest expense associated with the $15.0 million of mortgage debt on Denver Corporate Center Towers II and III repaid in May 1997 and the $598.4 million repaid with the net proceeds of the IPO and cash held by Equity Office Predecessors. In addition, to eliminate the $5.9 million of amortization historically recognized as a result of the write-off of deferred loan costs, net of the $4.1 million amortization of the discount required to record the mortgage debt at fair value recorded in connection with the Consolidation and the IPO.

J. To reflect depreciation expense related to the adjustment to record the net equity value of the investment in real estate for the year ended December 31, 1997, on a straight-line basis, as follows:

    Historical investment in real estate before accumulated
      depreciation at time of IPO...............................  $5,022,946
    Less: Portion allocated to land estimated to be 10%.........    (502,295)
                                                                  ----------
    Depreciable basis...........................................  $4,520,651
                                                                  ==========
    Depreciation expense based on an estimated useful life of 40 years.....................................................  $  113,016
    Less: Historical depreciation expense related to properties
      contributed at the Consolidation and IPO..................    (106,888)
    Less: Pro forma depreciation expense on properties acquired
      in 1997 prior to the Consolidation and the IPO............      (3,391)
                                                                  ----------
    Depreciation expense adjustment.............................  $    2,737
                                                                  ==========

                         EQUITY OFFICE PROPERTIES TRUST

                             NOTES TO THE PRO FORMA
              CONDENSED COMBINED FINANCIAL STATEMENTS  (CONTINUED)
                             (DOLLARS IN THOUSANDS)

K. To reflect additional general and administrative expenses expected to be incurred as a result of reporting as a public entity as follows:

    Trustees' and officers' insurance...........................  $  375
    Printing and mailing........................................     375
    Trustees' fees..............................................     225
    Investor relations..........................................     225
    Other.......................................................     600
                                                                  ------
    Total.......................................................  $1,800
                                                                  ======

L. Represents Beacon's historical statement of operations prior to the Beacon Merger for the period from January 1, 1997 to December 18, 1997.

M. To reflect the adjustment for the straight-line effect of scheduled rent increases, assuming the Beacon Merger closed on January 1, 1997.

N. To reflect amortization of mark-to-market adjustment of Beacon's mortgage debt.

O. To reflect the depreciation expense related to the adjustment to record the net equity value of the investment in real estate and investment in joint ventures on a straight-line basis for the year ended December 31, 1997 associated with the Beacon Merger, as follows:

    Investment in real estate for Beacon Properties.............  $4,204,502
    Less: Portion allocated to land.............................    (515,022)
                                                                  ----------
    Pro Forma depreciable basis of Beacon's investment in real estate, net...............................................  $3,689,480
                                                                  ==========
    Depreciation expense based on an estimated useful life of 40
      years.....................................................  $   92,237
    Less: Historical expense related to the Beacon Properties, including the period from December 19, 1997 to December
      31, 1997 after the Beacon Merger..........................     (73,393)
    Less: Pro Forma depreciation expense on Beacon's 1997
      acquired properties.......................................     (13,470)
                                                                  ----------
    Adjustment to depreciation expense..........................  $    5,374
                                                                  ==========

P. Management has estimated that there will be a reduction of general and administrative expenses as a result of the Beacon Merger, as follows. The general and administrative expenses savings have not been included in the pro forma condensed combined statement of operations. There can be no assurance that the Company will be successful in realizing such anticipated cost savings.

    Salaries and benefits.......................................  $16,500
    Rent........................................................    1,200
    Office and computer expenses................................    1,600
    Investor relations..........................................    1,600
    Other.......................................................    1,100
                                                                  -------
    Total.......................................................  $22,000
                                                                  =======

Q. To reflect the operations and the depreciation expense for the following properties acquired in 1998 for (a) the pro forma condensed combined statement of operations for the six months ended June 30, 1998; for the period from January 1, 1998 through the earlier of the date of acquisition or June 30, 1998, as applicable, and (b) the pro forma condensed combined statement of operations for the year ended December 31, 1997, for the period from January 1, 1997 to December 31, 1997. Interest expense was also

                         EQUITY OFFICE PROPERTIES TRUST

                             NOTES TO THE PRO FORMA
              CONDENSED COMBINED FINANCIAL STATEMENTS  (CONTINUED)
                             (DOLLARS IN THOUSANDS)

     adjusted, where applicable, to reflect six months and a full year, for the six months ended June 30, 1998 and the year ended December 31, 1997, respectively.

    PROPERTY                                                         DATE ACQUIRED
    --------                                                         -------------
    BP Tower Garage.............................................  January 29, 1998
    100 Summer Street...........................................  March 18, 1998
    The Tower at New England Executive Park.....................  March 31, 1998
    Denver Post Tower...........................................  April 21, 1998
    301 Howard and 215 Fremont..................................  April 29, 1998
    Miller Global Portfolio.....................................  (1)
    Millennium Plaza............................................  May 19, 1998
    Polk & Taylor(2)............................................  May 22, 1998
    Walker Building.............................................  June 1, 1998
    Columbia Seafirst Center....................................  June 26, 1998
    Northland Plaza.............................................  July 2, 1998
    Park Avenue Tower(2)........................................  July 15, 1998
    Second and Spring...........................................  July 29, 1998
    Worldwide Plaza(2)..........................................  Probable Acquisition
    Colonnade I and II..........................................  Probable Acquisition

-------------------------
(1) The Company acquired four properties on April 30, 1998 and one property on May 15, 1998 and the remaining eight properties on July 15, 1998.

    The depreciation adjustment of $21,651 million for the six months ended June 30, 1998 and $47,915 million for the year ended December 31, 1997 is based on the cost to acquire the properties described above assuming that 10% of the purchase price is allocated to land and the depreciable lives are 40 years. Depreciation is computed using the straight-line method.

(2) Income from investment in unconsolidated joint ventures and mortgage receivables has been adjusted for (i) the acquisition of a the remaining 90% interest in Polk & Taylor; (ii) the acquisition of mortgage receivable on Park Avenue Tower; and (iii) the investment in the mixed-use portion of Worldwide Plaza.

R. To reflect the net increase in interest expense in connection with the February 1998 Notes Offering and the paydown of the revolving credit facility and the $1.5 Billion Credit Facility with the net proceeds of the February 1998 Notes Offering and to reflect amortization of the financing costs incurred in connection with the February 1998 Notes Offering.

S. To reflect the decrease in interest expense in connection with the paydown of the Credit Facilities with the net proceeds of the Series B Preferred Offering.

T. To reflect preferred dividends in connection with the Series B Preferred Offering of 5.25% per annum.

U. To reflect the decrease in interest in connection with the paydown of the Credit Facilities with the net proceeds of the UIT Offering.

V. To reflect the net increase in interest expense in connection with the June 1998 Notes Offering and the paydown of the revolving credit facility with the net proceeds of the June 1998 Notes Offering and to reflect amortization of the financing cost incurred in connection with the June 1998 Notes Offering.

W. To reflect income from our investment in Capital Trust and interest expense on the line of credit (see Note B).

                         EQUITY OFFICE PROPERTIES TRUST

                             NOTES TO THE PRO FORMA
              CONDENSED COMBINED FINANCIAL STATEMENTS  (CONTINUED)
                             (DOLLARS IN THOUSANDS)

X. To reflect the 12.5% minority interests ownership in the Company at June 30, 1998 and December 31, 1997, respectively:

                                                                  SIX MONTHS
                                                                    ENDED       YEAR ENDED
                                                                   JUNE 30,    DECEMBER 31,
                                                                     1998          1997
                                                                  ----------   ------------
    Historical allocation of income and minority interests......   $17,026       $ 7,010
    Beacon minority interests allocation........................        --        12,021
    Minority interests allocation of income after pro forma
      adjustments...............................................     3,559        15,139
                                                                   -------       -------
    Net income allocated to minority interests ownership in the
      Company...................................................   $20,585       $34,170
                                                                   =======       =======